FILED PURSUANT TO RULE 497(e)

REGISTRATION NO. 033-41913

GABELLI EQUITY SERIES FUNDS, INC.

The Gabelli Focused Growth and Income Fund

(the “Fund”)

Supplement dated January 21, 2021 to the Fund’s Statutory Prospectus dated January 28, 2020 and Statement of Additional Information dated January 28, 2020

This supplement amends certain information in the Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), each dated January 28, 2020, of the Fund. Unless otherwise indicated, all other information included in the Prospectus and SAI, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement, remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Prospectus or SAI, as applicable.

Change in Fund Name

As of January 14, 2021, in connection with the below changes to the Fund’s non-fundamental investment policies, “The Gabelli Focus Five Fund” has changed its name to “The Gabelli Focused Growth and Income Fund.” As a result, effective immediately, all references to “The Gabelli Focus Five Fund” or the “Focus Five Fund” are replaced with “The Gabelli Focused Growth and Income Fund” or the “Focused Growth and Income Fund”, as the case may be.

Changes to Non-Fundamental Investment Policies

The Fund’s Board of Directors has approved changes to the Fund’s non-fundamental investment policies. The revised policies facilitate the Fund’s investment to a greater extent in higher income producing securities, provided that the Fund invests substantially all of its assets in securities selected primarily for their potential to provide a high level of capital appreciation. The following replaces the disclosure under “Principal Investment Strategies” in the Prospectus:

The Fund’s fundamental investment objective is to seek to provide a high level of capital appreciation. Under normal circumstances, the Focused Growth and Income Fund will invest in a concentrated portfolio of twenty-five to thirty-five equity securities. The Fund could potentially invest up to 50% of its net assets in five securities that represent the largest, and thus the highest conviction, positions. Under normal circumstances, the Fund will invest substantially all of its assets (i.e., at least 80%) in securities selected primarily for their potential to provide a high level of capital appreciation. These may include securities with a significant current income component. The Fund also may invest up to 20% of its net assets in other securities, which may include fixed income securities and securities rated below investment grade by recognized statistical rating agencies or unrated securities of comparable quality, provided that the Adviser believes such investments will facilitate the overall pursuit of the Fund’s investment objective of a high level of capital appreciation. The balance of the Fund’s net assets not so invested will be held in short term high grade investments or cash and cash equivalents. To the extent the Fund invests in short term investments or cash, it will impact the likelihood of achieving its investment objective. The Fund may invest in U.S. and non-U.S. securities, including emerging market securities. The Focused Growth and Income Fund’s Adviser will consider for purchase the securities of all companies, regardless of the size of capitalization (capitalization is the price per share multiplied by the number of shares outstanding), whose market capitalization trades at a discount to Private Market Value (PMV) at the time of investment. PMV is the price that the Focused Growth and Income Fund’s portfolio manager believes an informed buyer would pay to acquire a company’s entire business. Many of the holdings in the Focused Growth and Income Fund’s portfolio will be considered by the Focused Growth and Income Fund’s portfolio manager to have a potential near term catalyst, or event, that might surface underlying value. Positions will be sold when they trade near or above PMV or if a catalyst fails to materialize as anticipated.

In selecting investments for the Focused Growth and Income Fund, the Adviser focuses on issuers that:

●	have potential for long term earnings per share growth
●	may be subject to a catalyst, such as industry developments, regulatory changes, changes in management, sale or spin-off of a division, or the development of a profitable new business
●	are well managed
●	may be subject to rapid changes in industry conditions due to regulatory or other developments
●	may have changes in management or similar characteristics that may result not only in expected growth in revenues but in an accelerated or above average rate of earnings growth, which would usually be reflected in capital appreciation
●	pay or have the potential to begin paying regular dividends
●	may increase the amount of their regular dividend payments.

Any other previously disclosed policies that are inconsistent with the foregoing are revised or eliminated to the extent necessary to give full effect to the above changes.

The Fund will not make material changes to the composition of its investment portfolio in reliance on the changes to the Fund’s non-fundamental investment policies discussed above prior to February 22, 2021.

Change in Risk Factors

The section entitled “Principal Risks” in the Prospectus is revised such that the following is appended to the end of the paragraph entitled “Equity Risk”:

Dividends on common equity securities are not fixed but are declared at the discretion of an issuer’s board of directors. Companies that have historically paid dividends on their securities are not required to continue to pay dividends on such securities. There is no guarantee that the issuers of the common equity securities will declare dividends in the future or that, if declared, they will remain at current levels or increase over time. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. The Focused Growth and Income Fund’s investments in dividend producing equity securities may also limit its potential for appreciation during a broad market advance even if such securities are selected primarily for their perceived ability to provide a high level of capital appreciation. The prices of dividend producing equity securities can be highly volatile. Investors should not assume that the Focused Growth and Income Fund’s investments in these securities will necessarily reduce the volatility of the Focused Growth and Income Fund’s NAV or provide “protection,” compared to other types of equity securities, when markets perform poorly.

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The section entitled “Principal Risks” in the Prospectus is revised by inserting the following as additional risk factors:

●	Interest Rate Risk and Credit Risk. Investments in securities with an income component involve interest rate risk and credit risk. When interest rates decline, the value of such securities generally rises. Conversely, when interest rates rise, the value of such securities generally declines. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. There is a possibility that interest rates may rise in the future. It is also possible that the issuer of a security will not be able to make dividend, interest and principal payments when due.
●	Low Credit Quality Risk. Lower rated securities are subject to greater credit risk, greater price volatility, and a greater risk of loss than investment grade securities. There may be less of a market for lower rated securities, which could make it harder to sell them at an acceptable price. Lower rated securities are commonly referred to as “junk” or “high yield” securities.

The section entitled “Risks” in the Prospectus is revised such that the paragraphs entitled “Fixed Income Securities Risks,” “Corporate Bonds Risk” and “Non-Investment Grade Securities Risk” include the Focused Growth and Income Fund.

Changes to Dividends and Distributions

In connection with the changes to the Fund’s non-fundamental investment policies, the Fund intends to pay a regular monthly distribution beginning January 27, 2021 at an initial distribution rate of $0.06 per share. The declaration and payment of distributions and the amount of the distributions is subject to the discretion of the Fund’s Board of Directors, and will be dependent upon the results of operations, financial condition, cash requirements and other factors deemed relevant by the Fund’s Board of Directors.

The following replaces the first sentence under the section entitled “Dividends and Distributions” in the Prospectus in its entirety:

The Funds intend to pay distributions monthly for the Equity Income Fund, monthly for the Focused Growth and Income Fund, and annually for the Small Cap Growth Fund and the Global Financial Services Fund and capital gain distributions, if any, on an annual basis.

Amendments to Contractual Expense Deferral Agreement

The Board has approved amendments to the contractual Expense Deferral Agreement between the Adviser and the Corporation, on behalf of the Fund, pursuant to which the net expense ratio will be reduced to 0.80% for Class I Shares, respectively, effective January 21, 2021. The Expense Deferral Agreement will continue in effect until January 21, 2022. The information included in the “Annual Fund Operating Expenses” table included in the “Fees and Expenses” section and the “Management of the Funds” section of the Fund’s Prospectus, and the “Investment Advisory and Other Services” section of the Statement of Additional Information, is supplemented and superseded with the information indicated below. The information included in the “Annual Fund Operating Expenses” table included in the “Fees and Expenses” section of the Prospectus is supplemented and superseded with the following:

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The following changes will take effect as of January 21, 2021:

	Class AAA Shares	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption price)	None	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None	None	None	None
Redemption Fee (as a percentage of amount redeemed for shares held 7 days or less)	2.00%	2.00%	2.00%	2.00%
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses	0.39%	0.39%	0.39%	0.39%
Total Annual Fund Operating Expenses	1.64%	1.64%	2.39%	0.80%
Fee Waiver and/or Expense Reimbursement(1)	0.00%	0.00%	0.00%	(0.59)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	1.64%	1.64%	2.39%	0.80%

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(1)	The Adviser has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than an annual rate of 0.80% for Class I Shares. Under this same arrangement, the Fund has also agreed, during the two year period following the year of any such waiver or reimbursement by the Adviser, to repay such amount, but only to the extent the Fund’s adjusted Total Annual Fund Operating Expenses would not exceed an annual rate of 0.80% for Class I Shares. This arrangement is in effect through January 21, 2022, and may be terminated only by the Board of the Corporation before such time. The Fund will carry forward any fees and expenses in excess of the expense limitation and repay the Adviser such amount provided the Fund is able to do so without exceeding the lesser of (1) the expense limit in effect at the time of the waiver or reimbursement, as applicable, or (2) the expense limit in effect at the time of recoupment after giving effect to the repayment.

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Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes a waiver of expenses through the date of the expiration of the waiver, and reflects Total Annual Fund Operating Expenses following the date of the expiration of the waiver. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$167	$517	$892	$1,944
Class A Shares	$732	$1,063	$1,415	$2,407
Class C Shares	$342	$745	$1,275	$2,726
Class I Shares	$82	$382	$704	$1,617

You would pay the following expenses if you did not redeem your shares of the Fund:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$167	$517	$892	$1,944
Class A Shares	$732	$1,063	$1,415	$2,407
Class C Shares	$242	$745	$1,275	$2,726
Class I Shares	$82	$382	$704	$1,617

Reduction in Class I Minimum Investment Amount

On January 21, 2021 (the “Effective Date”), Class I shares of the Fund will be available to investors with a minimum initial investment amount of $1,000 and purchasing shares directly through the Distributor, or investors purchasing Class I shares through brokers or financial intermediaries that have entered into selling agreements with the Distributor specifically with respect to Class I shares.

Since the minimum initial investment amount for the Fund’s Class I shares purchased directly through the Distributor is the same as that for all other classes of the Fund’s shares, shareholders eligible to purchase Class AAA, Class A and Class C shares of the Fund on or after the Effective Date should instead consider purchasing Class I shares since Class I shares carry no sales load and no ongoing distribution fees. Investors and shareholders who wish to purchase shares of the Fund through a broker or financial intermediary should consult their broker or financial intermediary with respect to the purchase of shares of the Fund.

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SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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